EXHIBIT 10.6
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THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY, INCLUDING THE
RIGHT TO DEMAND PAYMENT HEREUNDER AND TO ENFORCE ANY INSTRUMENTS SECURING THIS GUARANTY, ARE MADE EXPRESSLY SUBJECT AND SUBORDINATE TO CERTAIN RIGHTS OF THE HOLDER(S) OF THE INDEBTEDNESS AND OTHER OBLIGATIONS OWING FROM TIME TO TIME BY HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES PURSUANT TO A LOAN AND SECURITY AGREEMENT ENTERED INTO AS OF FEBRUARY 5, 2003, BETWEEN HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES AND WELLS FARGO RETAIL FINANCE II, LLC, AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED AND SUPPLEMENTED FROM TIME TO TIME, ALL AS MORE PARTICULARLY PROVIDED PURSUANT TO THE TERMS OF THE SUBORDINATION AND INTERCREDITOR AGREEMENT ENTERED INTO IN AUGUST 2006, AMONG HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES, RONHOW, LLC AND WELLS FARGO RETAIL FINANCE II, LLC, AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED AND SUPPLEMENTED FROM TIME TO TIME, THE TERMS OF WHICH SUBORDINATION AND INTERCREDITOR AGREEMENT BY THIS REFERENCE ARE MADE A PART OF THIS GUARANTY. PAYEE AND EACH OTHER HOLDER, ASSIGNEE OR TRANSFEREE OF THIS GUARANTY, BY ACCEPTANCE HEREOF, AGREE TO BE BOUND BY SUCH SUBORDINATION AND INTERCREDITOR AGREEMENT.

                              SUBORDINATED GUARANTY

     THIS SUBORDINATED GUARANTY ("GUARANTY"), dated as of August 31, 2006, is executed and delivered by HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation, HAROLD'S DIRECT, INC., an Oklahoma corporation, HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership, HAROLD'S OF JACKSON, INC., a Mississippi corporation, THE CORNER PROPERTIES, INC., an Oklahoma corporation, HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation, HAROLD'S DBO, INC., a Texas corporation and HSTX, INC., a Texas corporation (each a "GUARANTOR" and collectively, "GUARANTORS") for the benefit of RONHOW, LLC, a Georgia limited liability company ("LENDER").

     WHEREAS, Harold's Stores, Inc., an Oklahoma corporation ("BORROWER") owns, directly or indirectly, all of the issued and outstanding capital stock or partnership interests of each of the Guarantors;

         WHEREAS, Borrower and Lender have entered into that certain Subordinated Loan Agreement, dated as even date herewith (the "LOAN AGREEMENT");

         WHEREAS, pursuant to the Loan Agreement, Lender has agreed to make available to Borrower certain financial accommodations on the terms and conditions set forth in the Loan Agreement;

         WHEREAS, Guarantors' execution and delivery of this Guaranty is a condition to Lender making, and continuing to make, such financial accommodations to Borrower;
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         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantors, Guarantors, intending to be legally bound, hereby agree as follows:

                  Section 1. Guaranty.

                  (a) Guarantors hereby absolutely, irrevocably and unconditionally guarantee the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the following (collectively referred to as the "GUARANTEED OBLIGATIONS"): (1) all present and future indebtedness and obligations owing by Borrower to Lender under or in connection with the Loan Agreement and any other Loan Document, including without limitation, the repayment of all principal of the Loan, and the payment of all interest, fees, charges, attorneys' fees and other amounts payable to Lender thereunder or in connection therewith; (2) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (3) all expenses, including, without limitation, attorneys' fees and disbursements, that are incurred by Lender in the enforcement of any of the foregoing; and (4) all other Obligations.

                  (b) All expenses, including, without limitation, attorneys' fees and disbursements that are incurred by Lender in the enforcement of the obligations of the Guarantors hereunder, shall be fully recoverable from the Guarantors.

                  (c) All expenses, including, without limitation, attorneys' fees and disbursements, that are incurred by Lender in connection with the Loan Agreement and any other Loan Document shall be recoverable from Guarantors;.

                  (d) Any amounts due from Guarantors to Lender shall bear interest from the date that is ten (10) days after Lender's demand therefor, and in the case of all of the foregoing amounts, until such amounts are paid in full at the highest rate then applicable to the Guaranteed Obligations.

                  Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not merely of collection. Accordingly, Lender shall not be obligated or required before enforcing this Guaranty against
Guarantors: (a) to pursue any right or remedy Lender may have against Borrower or any other person or commence any suit or other proceeding against Borrower or any other person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of Borrower or any other person; or (c) to make demand of Borrower or any other person or to enforce or seek to enforce or realize upon any collateral security held by Lender which may secure any of the Guaranteed Obligations.

                  Section 3. Guaranty Absolute. Guarantors guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any applicable law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of Guarantors under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever,

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including without limitation, the following (whether or not Guarantors consent thereto or have notice thereof):

                  (a) (i) Any change in the amount, interest rate or due date or other term of any of the Guaranteed Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guaranteed Obligations,
(iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Loan Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Guaranteed Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Loan Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guaranteed Obligations or any other instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

                  (b) any lack of validity or enforceability of the Loan Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

                  (c) any furnishing to Lender of any additional security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any security for the Guaranteed Obligations;

                  (d) any settlement or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other liability of Borrower or any other obligor with respect to the Guaranteed Obligations;

                  (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Guarantor, Borrower or any other person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

                  (f) any act or failure to act by Borrower or any other person which may adversely affect the Guarantors' subrogation rights, if any, against Borrower to recover payments made under this Guaranty;

                  (g) any nonperfection of any security interest or other lien on any collateral securing in any way any of the Guaranteed Obligations;

                  (h) any application of sums paid by Borrower or any other person with respect to the liabilities of Borrower to Lender, regardless of what liabilities of Borrower remain unpaid;

                  (i) any defect, limitation or insufficiency in the borrowing powers of Borrower or in the exercise thereof; or

                  (j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Guarantor hereunder, including, without limitation, the failure by Lender to provide copies of any notice delivered to Borrower in accordance with the terms of

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any of the Loan Documents.

                  Section 4. Action with Respect to Guaranteed Obligations. Lender may, at any time and from time to time, without the consent of, or notice to, Guarantors, and without discharging Guarantors from their obligations hereunder, take any and all actions described in SECTION 3 hereof and may otherwise: (i) amend, modify, alter or supplement the Loan Agreement or any other Loan Document; (ii) sell, exchange, release or otherwise deal with all, or any part, of any collateral; (iii) release any person liable in any manner for the payment or collection of the Guaranteed Obligations; (iv) exercise, or refrain from exercising, any rights against Borrower or any other person; and
(v) apply any sum, by whomsoever paid or however realized, to the Guaranteed Obligations in such order as Lender shall elect.

                  Section 5. Representations and Warranties. Each Guarantor hereby makes to Administrative Agent and Lender the following representations and warranties:

                  (a) Organization; Power; Qualification. Such Guarantor is a corporation or limited partnership duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted, and is duly qualified and is in good standing as a foreign corporation or limited partnership, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized would have, in each instance, a material adverse effect on Borrower's or such Guarantor's operations, properties, financial conditions or ability to perform its respective obligations under the Loan Documents (a "MATERIAL ADVERSE EFFECT").

                  (b) Authorization. Such Guarantor has the right and power, and has taken all necessary action to authorize it, to guaranty the Guaranteed Obligations hereunder. Such Guarantor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Guaranty and any other Loan Document to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Guaranty has been duly executed and delivered by the duly authorized officers of such Guarantor, and each is a legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its respective terms.

                  (c) Compliance with Laws. The execution, delivery and performance of this Guaranty in accordance with its terms do not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any governmental approval, OTHER THAN such as have been obtained and are in full force and effect, or violate any applicable law relating to such Guarantor; (ii) conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of such Guarantor or any indenture, agreement or other instrument to which such Guarantor is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any lien, other than liens in favor of Lender, upon or with respect to any property now owned or acquired by such Guarantor.

                  (d) Governmental Approvals. Such Guarantor is in compliance with each governmental approval applicable to it and in compliance with all other applicable law relating to

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it, except for non-compliances which, and governmental approvals the failure to possess which, would not, individually or in the aggregate, have a Material Adverse Effect.

                  (e) Defaults. No Event of Default or any event that with the giving of notice or passage of time would constitute an Event of Default has occurred and is continuing or would exist after giving effect to any of the Loan Documents.

                  Section 6. Contribution. To the extent that any Guarantor shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the economic benefit actually received by such Guarantor from the Loans and other Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor's net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date.

                  Section 7. Waiver. Guarantors, to the fullest extent permitted by applicable law, hereby waive notice of acceptance hereof or any presentment, demand, protest or notice of any kind which in any manner or to any extent might vary the risk of Guarantors or which otherwise might operate to discharge Guarantors from their obligations hereunder.

                  Section 8. Inability to Accelerate Loan. If Lender is prevented under applicable law or otherwise from demanding or accelerating payment of any of the Guaranteed Obligations by reason of any automatic stay or otherwise, Lender shall be entitled, subject to the provisions of the Intercreditor Agreement (as defined in Section 26 below), to receive from Guarantors, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

                  Section 9. Reinstatement of Guaranteed Obligations. Subject to the terms of the Intercreditor Agreement, if claim is ever made on Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by Lender with any such claimant (including Borrower or a trustee in bankruptcy for Borrower), then and in such event Guarantors agree that any such judgment, decree, order, settlement or compromise shall be binding on them, notwithstanding any revocation hereof or the cancellation of the Loan Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of Borrower, and Guarantors shall be and remain liable to Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to Lender. Guarantor's liability under this SECTION 9 shall survive the termination of this Guaranty.

                  Section 10. Subrogation. Upon the making by Guarantors of any payment hereunder for the account of Borrower, Guarantors shall be subrogated to the rights of the payee against Borrower; PROVIDED, HOWEVER, that Guarantors shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or

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cause of action Guarantors may have against Borrower arising by reason of any payment or performance by Guarantors pursuant to this Guaranty, unless and until all of the Guaranteed Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to Guarantors on account of or in respect of such subrogation rights or other claims or causes of action, Guarantors shall hold such amount in trust for the benefit of Lender and shall forthwith pay such amount to Lender to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreement or to be held by Lender as collateral security for any Guaranteed Obligations existing.

                  Section 11. Set off. In addition to any rights now or hereafter granted under any of the other Loan Documents or applicable law and not by way of limitation of any such rights, Guarantors hereby authorize Lender, at any time upon the occurrence and during the continuation of an Event of Default, without any prior notice to Guarantors or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any indebtedness at any time held or owing by Lender, or an affiliate of Lender, to or for the credit or the account of Guarantors against and on account of any of the Guaranteed Obligations, although such obligations shall be contingent or unmatured. Lender agrees to give Guarantors prompt notice after the exercise by Lender of such right of set off but the failure of Lender to give such notice shall not affect the validity of any such set off.

                  Section 12. Information. Guarantors assume all responsibility for being and keeping themselves informed of the financial condition of Borrower, and of all other circumstances bearing upon the risk of nonpayment of any of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantors assumes and incurs hereunder, and agrees that Lender shall not have any duty whatsoever to advise Guarantors of information regarding such circumstances or risks.

                  Section 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, AND WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES OR PROVISIONS.

                  Section 14. Consent to Jurisdiction, Exclusive Venue. Guarantors hereby irrevocably consent to the jurisdiction of the United States District Court for the Northern District of Georgia and of all Georgia state courts sitting in Fulton County, Georgia, for the purpose of any litigation to which Lender may be a party and which concerns this Guaranty or the Guaranteed Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Fulton County, Georgia, unless Lender agrees to the contrary in writing.

                  Section 15. Waiver of Trial by Jury. LENDER AND GUARANTORS HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS GUARANTY OR THE LOAN DOCUMENTS.

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                  Section 16. Standard of Care; Limitation of Damage. Lender
shall be liable to Guarantors only for matters arising from this Guaranty or otherwise related to the Guaranteed Obligations resulting from Lender's gross negligence or willful misconduct, and liability for all other matters is hereby waived. Lender shall not in any event be liable to Guarantors for special or consequential damages arising from this Agreement or otherwise related to the Guaranteed Obligations.

                  Section 17. Loan Accounts. Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guaranteed Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Guaranteed Obligation or otherwise, the entries in such books and accounts shall be deemed prima facie evidence of the matters set forth therein. The failure of Lender to maintain such books and accounts shall not in any way relieve or discharge Guarantors of any of its obligations hereunder.

                  Section 18. Waiver of Remedies. No delay or failure on the part of Lender in the exercise of any right or remedy it may have against any Guarantors hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by Lender of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

                  Section 19. Termination. This Guaranty shall remain in full force and effect until the indefeasible payment in full of the Guaranteed Obligations.

                  Section 20. Successors and Assigns. Each reference herein to Lender shall be deemed to include such person's respective successors and assigns (including, but not limited to, any holder of the Guaranteed Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to Guarantors shall be deemed to include Guarantors' successors and assigns, upon whom this Guaranty also shall be binding. Lender may, in accordance with the applicable provisions of the Loan Agreement, assign, transfer or sell any Guaranteed Obligation, to any person without the consent of, or notice to, Guarantors and without releasing, discharging or modifying Guarantors' obligations hereunder. Guarantors hereby consent to the delivery by Lender to any assignee (or any prospective assignee) of any financial or other information regarding Borrower or Guarantors. Guarantors may not assign or transfer their rights or obligations hereunder or under any other Loan Document to any person without the prior written consent of (and any such assignment or transfer without such consent shall be null and void).

                  Section 21. Amendments. This Guaranty may not be amended except in writing signed by Lender and Guarantors.

                  Section 22. Notices. All notices and other communications required or provided for hereunder shall be (a) in writing (including facsimile transmission or similar writing), (b) sent in the case of Guarantors, to the address provided on the signature page to this Guaranty unless a change of address has been sent to all other parties in accordance with the terms of this
SECTION 21, or in the case of a notice to Lender, to the address provided for in the Loan Agreement and (c) all such notices and other communications shall be deemed effective (i)

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if mailed, when received; (ii) if telecopied, when transmitted, or (iii) if hand delivered, when delivered; PROVIDED, HOWEVER, that any notice of a change of address for notices shall not be effective until received.

                  Section 23. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 24. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

                  Section 25. Definitions. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Loan Agreement.

                  Section 26. Subordination. Guarantors' obligations to Lender under this Guaranty are subordinated to Guarantors' obligations to Wells Fargo Retail Finance II, LLC ("AGENT") and certain other lenders, pursuant to the terms of that certain Subordination and Intercreditor Agreement, dated as of even date herewith, by and among Lender, Borrower, Guarantors and Agent (the "Intercreditor Agreement").

                            [Signatures on Next Page]










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         IN WITNESS WHEREOF, Guarantors have duly executed and delivered this
Guaranty as of the date and year first written above.

                                       GUARANTORS:

                                       Address for Notices:

                                       c/o Harold's Stores, Inc.
                                       765 Asp Avenue
                                       Norman, OK  73069
                                       Attention:  Jodi Taylor
                                       Telecopy Number: 405-366-2538


                                       HAROLD'S FINANCIAL CORPORATION, an
                                       Oklahoma corporation

                                       By: /s/ Leonard M. Snyder
                                       Its:  Interim CEO



                                       HAROLD'S DIRECT, INC., an Oklahoma
                                       corporation

                                       By: /s/ Leonard M. Snyder
                                       Its: Interim CEO



                                       HAROLD'S STORES OF TEXAS, L.P., a Texas
                                       limited partnership

                                       By: Leonard M. Snyder
                                       Its: Interim CEO



                                       HAROLD'S OF JACKSON, INC, a Mississippi
                                       corporation

                                       By: /s/ Leonard M. Snyder
                                       Its: Interim CEO



                    [Signature Page to Subordinated Guaranty]

                                       THE CORNER PROPERTIES, INC., an Oklahoma corporation


                                       By: /s/Leonard M. Snyder
                                       Its: Interim CEO



                                       HAROLD'S LIMITED PARTNERS, INC., an
                                       Oklahoma corporation

                                       By: /s/ Leonard M. Snyder
                                       Its: Interim CEO




                                       HAROLD'S DBO, INC., a Texas corporation

                                       By: /s/ Leonard M. Snyder
                                       Its: Interim CEO




                                       HSTX, INC., a Texas corporation

                                       By: /s/ Leonard M. Snyder
                                       Its: Interim CEO







                    [Signature Page to Subordinated Guaranty]